UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 22, 2005

                        Concurrent Computer Corporation
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  0-13150                  04-2735766
          --------                  -------                  ----------
      (State or Other             (Commission              (IRS Employer
        Jurisdiction              File Number)         Identification Number)
      of Incorporation)


4375 River Green Parkway, Suite 100, Duluth, Georgia           30096
----------------------------------------------------           -----
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On June 22, 2005, the Compensation Committee of the Board of Directors ("the Board") of Concurrent Computer Corporation (the "Company") granted options to purchase an aggregate of 2,064,676 shares of the Company's common stock, par value $.01 per share, with an exercise price of $2.15 per share to current employees and executive officers pursuant to the Company's Amended and Restated 2001 Stock Option Plan. The options were fully vested on the date of grant, but the shares issued upon the exercise of the options may not be transferred or encumbered until certain transfer restrictions lapse. For most employees, the transfer restrictions allow 50% of the shares underlying the options to be transferable on each one year anniversary of the date of grant. For senior management, the transfer restrictions allow 25% of the shares underlying the options to be transferable on each one year anniversary of the date of grant. The options granted to senior management will have a 10 year term whereas all other options granted will have a 4 year term.

     This option grant differs from prior grants in that all employees were granted options and the restriction schedules and option terms differ for distinct groups of employees. This one-time initiative was undertaken by the Compensation Committee to provide a rentention incentive to general employees and to motivate them to approach their jobs from the perspective of shareholders while providing a traditional long-term incentive to senior management.

     The Company granted such options to the following executive officers to purchase the number of shares set forth opposite the respective executive officer's name:

                     Number of Shares
Name                 Subject to Option
-----------------    -----------------
T. Gary Trimm                  219,010
Warren Neuburger               136,099
Gregory S. Wilson               65,703
Kirk L. Somers                  55,065

     A  form of the option agreement for the option grants is attached hereto as
Exhibit  10.1  and  is  incorporated  by  reference  herein  in  its  entirety.

     The decision to grant these fully vested stock options with limits on transferability, which the Company believes to be in the best interest of the Company and its shareholders, was made primarily to limit compensation expense that would be expected to be recorded in future periods following the Company's adoption on July 1, 2005 of Financial Accounting Standards Board ("FASB") Statement No. 123, "Share-Based Payment (revised 2004)" ("SFAS 123(R)"). The Company currently accounts for stock-based compensation using the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," under which the Company has not recognized any compensation expense for its stock option grants. SFAS 123(R) will require the Company to record compensation expense equal to the fair value of all equity-based compensation over the vesting period of each such award. As a result of the immediate vesting of this grant of stock options, the Company expects that it will have no expense associated with these stock options in fiscal year 2006 and beyond. However, the Company will disclose the pro forma effect of this compensation expense in the pro forma footnote disclosure in its fiscal year 2005 annual report, as permitted under the transition guidance provided by the FASB.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

Exhibit Number  Description
--------------  -----------
10.1            Form of Option Agreement with Transfer Restrictions for Officers.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CONCURRENT  COMPUTER  CORPORATION



Date:  June  22,  2005                By:  /s/  Greg  Wilson
                                          ------------------------------
                                                  Greg  Wilson
                                                  Chief  Financial  Officer

                                  EXHIBIT INDEX


Exhibit Number  Description
--------------  -----------
10.1            Form of Option Agreement with Transfer Restrictions.